Exhibit 10.4
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                 TERMINATION OF WINDSYSTEM MANAGEMENT AGREEMENT

     THIS TERMINATION OF WINDSYSTEM MANAGEMENT AGREEMENT is entered into effective as of the 8th day of September, 2006 (the "Effective Date"), by and
                                                     --------------
between ENRON WIND SYSTEMS, LLC a California limited liability company ("EWS"),
                                                                         ---
and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California Limited Partnership ("ZWP 85-A" and, together with EWS, the "Parties").
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                                    RECITALS

     A. EWS (as successor to Zond Systems, Inc.) and ZWP 85-A are parties to that certain Windsystem Management Agreement dated as of September 9, 1985, as amended (the "Agreement").
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     B. The Parties desire to terminate the Agreement.

                                    AGREEMENT

     1. In consideration of the premises and covenants herein set forth, the Parties hereby terminate the Agreement effective as of the Effective Date.

     2. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     EXECUTED as of the Effective Date.

                                  PARTIES:
                                  -------


                                  Enron Wind Systems, LLC,
                                  a California limited liability company

                                  By: Enron Wind LLC,
                                      its sole member

                                      By: Enron Renewable Energy Corp., its
                                          sole member



                                          By: /s/ Jesse E. Neyman
                                             --------------------------------
                                             Jesse E. Neyman, President and
                                             Chief Executive Officer


                                             ZOND WINDSYSTEM PARTNERS, LTD.
                                             SERIES 85-A, a California
                                             Limited Partnership

                                             By: Zond Windsystems Management
                                                 III LLC, its general partner


                                                 By: /s/ Jesse E. Neyman
                                                     ------------------------
                                                     Jesse E. Neyman, President
                                                     and Chief Executive Officer